Note 49 - Subsequent Events (Details)	6 Months Ended
Jun. 30, 2018
Subsequent Events
Description Of Nature Of Non adjusting Event After Reporting Period	On July 6, 2018, BBVA Group has completed the sale to The Bank of Nova Scotia of its approximately 68.19% shareholding stake in BBVA Chile for a total cash amount of approximately $2,200 million, a capital gain net of approximately €640 million and a positive impact on Common Equity Tier 1 (fully loaded) of approximately 50 basis points (see Note 3).